Summary of Significant Accounting Policies (Details) - Schedule of fixed assets, capitalized software, and intangible assets by geographical location - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Long-lived assets:
Long-lived assets, total	$ 39,383	$ 37,585	$ 15,068
United States [Member]
Long-lived assets:
Long-lived assets, total	33,793	32,356	9,994
Canada [Member]
Long-lived assets:
Long-lived assets, total	$ 5,590	$ 5,229	$ 5,074